iShares®

iShares, Inc.

iShares Trust

Supplement dated December 14, 2012

to the Prospectuses (each, a “Prospectus”)

and Statements of Additional Information (each, a “SAI”

dated December 30, 2011 (as revised January 11, 2012) for the

iShares MSCI Canada Small Cap Index Fund,

iShares MSCI Finland Capped Investable Market Index Fund and

iShares MSCI United Kingdom Small Cap Index Fund,

to the Prospectus dated December 30, 2011 (as revised January 11, 2012) and the SAI dated December 30, 2011 (as revised March 5, 2012) for the

iShares MSCI Germany Small Cap Index Fund and to

the Prospectus and SAI dated December 30, 2011 for the

iShares MSCI World Index Fund (together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for each Fund.

Effective December 14, 2012, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each of the Funds are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of December 13, 2012
iShares MSCI Canada Small Cap Index Fund	50,000	$1,202,500
iShares MSCI Finland Capped Investable Market Index Fund	50,000	$1,285,000
iShares MSCI Germany Small Cap Index Fund	50,000	$1,513,500
iShares MSCI United Kingdom Small Cap Index Fund	50,000	$1,532,500
iShares MSCI World Index Fund	100,000	$5,600,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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